                                                                   EXHIBIT 10.12


                                    ZCO, INC.

                        FOUNDER STOCK PURCHASE AGREEMENT


         THIS FOUNDER STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the eighteenth day of March, 1998 by and between ZCO, INC., a Delaware corporation (the "Company"), and MICHAEL ROBERTSON ("Purchaser").

         WHEREAS, the Company desires to issue, and Purchaser desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth;

         WHEREAS, the issuance of common stock hereby is in connection with a compensatory benefit plan for the employees, directors, officers, advisers or consultants of the Company and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1. ISSUANCE OF STOCK. The Company, as consideration for the assignment by Purchaser of certain intellectual property rights to the Company pursuant to the Technology Transfer Agreement attached hereto as Exhibit A, hereby agrees to issue to Purchaser an aggregate of eight hundred ninety-five (895) shares of the Company's Common Stock (the "Stock").

         2. EXECUTION OF TECHNOLOGY TRANSFER AGREEMENT. Purchaser agrees to execute the Technology Transfer Agreement attached hereto as Exhibit A. Upon execution of this Agreement and the Technology Transfer Agreement attached hereto as Exhibit A, the Company shall immediately issue and deliver to Purchaser a share certificate in accordance with the terms of this Agreement.

         3. LIMITATIONS ON TRANSFER. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company's Bylaws. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

4. RESTRICTIVE LEGENDS. All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):


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                  (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) Any legend required by appropriate blue sky officials.

         5. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Stock, Purchaser represents to the Company the following:

                  (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Purchaser is purchasing the Stock for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Act.

                  (b) Purchaser understands that the Stock has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                  (c) Purchaser further acknowledges and understands that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock. Purchaser understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

                  (d) Purchaser is familiar with the provisions of Rules 144 and 701, under the Act, as in effect from time to time, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be sold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the market stand-off provision described in Section 6 below.

         In the event that the sale of the Stock does not qualify under Rule 701 at the time of purchase, then the Stock may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.


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                  (e) Purchaser further understands that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

                  (f) Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of himself or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

         6. MARKET STAND-OFF AGREEMENT. Purchaser shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock of the Company held by Purchaser, including the Stock (the "Restricted Securities"), for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Act. Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser's Restricted Securities until the end of such period.

         7. NO EMPLOYMENT RIGHTS. This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or a parent or subsidiary of the Company) to terminate Purchaser's employment for any reason at any time, with or without cause and with or without notice.

         8. MISCELLANEOUS.

                  (a) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors, and assigns.

                  (c) ATTORNEYS' FEES; SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its


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rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees.

                  (d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

                  (e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

                  (f) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

                  (g) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         ZCO, INC.


                                         By: /s/ MICHAEL ROBERTSON
                                             -----------------------------------
                                             MICHAEL ROBERTSON
                                             PRESIDENT

                                         Address: P.O. Box 910091
                                                  San Diego, CA 92191-0091


                                         PURCHASER:
                                         /s/ MICHAEL ROBERTSON
                                         ---------------------------------------
                                         MICHAEL ROBERTSON

                                         Address: 5437 Panoramic Lane
                                                 -------------------------------
                                                  San Diego, CA 92121
                                                 -------------------------------


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                                    EXHIBIT A

                          TECHNOLOGY TRANSFER AGREEMENT


                                       1.
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                          TECHNOLOGY TRANSFER AGREEMENT

        In consideration of the issuance to Michael Robertson ("Transferor"), of eight hundred ninety-five (895) shares of the Common Stock of ZCO, INC., a Delaware corporation (the "Company"), pursuant to the Founder Purchase Agreement to which this Agreement is attached as Exhibit A, Transferor hereby assigns, sells, transfers and conveys to the Company, all right, title and interest in and to the intangible assets and technology described in Appendix I hereto (the "Property").

        Upon each request by the Company, Transferor agrees to promptly execute documents, testify and take other acts at the Company's expense and as reasonably requested by the Company in order to apply for and obtain, in the Company's name and for its benefit, utility and design patents, copyrights, mask works, trademarks, trade secrets, and all other technology and intellectual property rights throughout the world related to any of the Property, and to transfer, effect, confirm, perfect, record, preserve, protect and enforce all right, title and interest transferred hereunder.

        Transferor further agrees to deliver to the Company upon execution of this Agreement any and all tangible manifestations of the Property, including, without limitation, all notes, records, files and tangible items of any sort in Transferor's possession or under Transferor's control relating to the Property.

        Transferor represents and warrants to the Company that to the best of Transferor's knowledge (a) Transferor is the sole owner of the Property and has full and exclusive right to assign the rights assigned herein, (b) all of the Property is free and clear of all claims, liens, encumbrances and the like of any nature whatsoever, (c) none of the Property infringes, conflicts with or violates any patent or other intellectual property right of any kind (including, without limitation, any trade secret) or similar rights of any third party, and
(d) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which Transferor is a party or by which Transferor is bound. Company acknowledges and agrees that none of the foregoing shall be interpreted as a representation of non-infringement of unknown third party rights.

        Transferor further represents and warrants to the Company that no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, copyright, trade secret or other intellectual property right or similar right, has been made or is pending against Transferor or any entity from which Transferor has obtained such rights relative to the Property.

        This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        This Agreement and all schedules and other documents attached hereto constitute the entire, complete, final and exclusive understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes any other prior or contemporaneous oral


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understanding or agreement or any other prior written agreement. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties hereto.

        IN WITNESS WHEREOF, the undersigned has executed this Agreement as set forth below.

Dated: March 18, 1998

                                       TRANSFEROR:

                                       /s/ MICHAEL ROBERTSON
                                       -----------------------------------------
                                       MICHAEL ROBERTSON
                                       Address: 5437 Panoramic Lane
                                                --------------------------------
                                                San Diego, CA 92121
                                                --------------------------------

                                                --------------------------------


                                       ACCEPTED:

                                       ZCO, INC.
                                       a Delaware corporation


                                       By:  /s/ MICHAEL ROBERTSON
                                            --------------------------------
                                            Michael Robertson
                                            President

                                            Address: P.O. Box 910091
                                                     San Diego, CA  92191-0091



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                                   APPENDIX I

                            DESCRIPTION OF TECHNOLOGY


All of the intellectual property and other rights related to the technology referred to as the Filez.com, Calenderz.com, MP3.com, WebSitez.com, Themez.com and SharePaper.com web sites (the "Web Sites"), including but not limited to, all patent, copyright, trade secret and trademark rights, and all right to apply for any registrations thereof, all know-how, system design documents, detailed design documents, user specification documents, data processing algorithms, database schemas, stored procedures, active server page scripts in source code and in object code formats and html files (to the extent that any of the foregoing relate, directly or indirectly, to or are useful in connection with, the Web Sites).